Notes Payable	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
Debt Disclosure [Abstract]
Notes Payable

Note 4. Notes Payable

Notes payable to two unrelated third parties amounted to $32,486 at March 31, 2019 and $33,000 at December 31, 2018 with interest rates of 2% and 7% per annum, respectively. One of the notes in the amount of $17,486 at March 31, 2019 is past due and is, therefore, in default. The other notes were issued in August and December of 2018 aggregating $15,000. On March 7, 2019, the lender agreed in principal to convert the $15,000 in loan principal into shares of our common stock at a conversion price of $0.08 per share resulting in an issuance obligation of 187,500 shares. We have yet to issue the shares but expect to issue them in the near future. The lender also agreed to waive all interest due on the loans.

Note 5. Note Payable

Notes payable consisted of two unrelated third parties amounted to $33,000 at December 31, 2018 and $20,000 to a single unrelated third party at December 31, 2017 with an interest rates of 2% and 7% per annum. One of the notes in the amount of $18,000 at December 31, 2018 is past due and is, therefore, in default. The other notes issued in August and December of 2018 aggregating $15,000 are in default status subsequent to the balance sheet date. The August note provided for the issuance of 750,000 shares of common stock as additional interest due at the October 4, 2018 maturity date. The shares were valued at the then current market value of $6,727.

In December 2017, a director of the Company and a shareholder converted an aggregate of $94,135 of advances into 9,393,500 shares of our $.001 par value common stock using an agreed upon rate of $.01 per share as the conversion rate. Additionally, $1,565 of debt and accrued interest was forgiven. The gain on the transaction was accounted for as an increase to paid in capital.